                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 12, 2004
                                (DATE OF REPORT)

                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          PENNSYLVANIA                    1-11071                 23-2668356
(STATE OR OTHER JURISDICTION         (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)                    NUMBER)           IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Corporation                                                   Form 8-K
Page 2                                                            March 12, 2004


ITEM 9. REGULATION FD DISCLOSURE

      On March 12, 2004, UGI Corporation issued a press release announcing that it has increased its earnings guidance for the fiscal year ending September 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UGI CORPORATION
                                        (REGISTRANT)



                                        By:  /s/  Anthony J. Mendicino
                                             ------------------------------
                                                 Anthony J. Mendicino
                                                 Senior Vice President - Finance
                                                 and Chief Financial Officer


Date:  March 15, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------
      99                   Press Release of UGI Corporation dated March 12, 2004.